IMS Capital Management, Inc.
Building Wealth Wisely®

PROXY CARD

IMS Capital Value Fund

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER NAME AND ADDRESS HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy *control number* found below
3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line
4. **LIVE** with a live operator when you call toll-free **(866) 342-8290** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON JUNE 20, 2014

The undersigned hereby revokes all previous proxies for his/her shares and appoints John Swhear and Stacey Havens or any of them, with the right of substitution, proxies of the undersigned at the Special Meeting of Shareholders of the above-mentioned fund to be to be held at 10:00 a.m. Eastern Time on June 20, 2014, at 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(866) 342-8290.** Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 20, 2014: the proxy statement is available at https://www.proxyonline.com/docs/imsfunds.pdf.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

IMS Capital Value Fund

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on this proxy, and date it. When signing in a representative capacity, please give title.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

This proxy is solicited on behalf of the Board of Trustees, and the proposal (set forth below) has been proposed by the Board of Trustees. THE BOARDS OF TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE " FOR " THE PLAN.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	**FOR**	**AGAINST**	**ABSTAIN**
1. To approve the Agreement and Plan of Reorganization (a "Reorganization Agreement") by and among Unified Series Trust ("UST"), on behalf of its series IMS Capital Value Fund (an "Existing Fund"), 360 Funds, on behalf of its series IMS Capital Value Fund (a "New Fund"), IMS Capital Management, Inc. ("IMS"), and Matrix 360 Administration, LLC. Under the Reorganization Agreement, the Existing Fund will transfer all of its assets to the New Fund in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the New Fund. Shares of the New Fund will be distributed pro rata by the Existing Fund to holders of its shares.	O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

IMS STRATEGIC INCOME FUND

SIGN, DATE AND VOTE ON THE REVERSE SIDE

IMS Capital Management, Inc.
Building Wealth Wisely®

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER NAME AND ADDRESS HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy *control number* found below
3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line
4. **LIVE** with a live operator when you call toll-free **(866) 342-8290** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 20, 2014

The undersigned hereby revokes all previous proxies for his/her shares and appoints John Swhear and Stacey Havens or any of them, with the right of substitution, proxies of the undersigned at the Special Meeting of Shareholders of the above-mentioned fund to be to be held at 10:00 a.m. Eastern Time on June 20, 2014, at 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(866) 342-8290.** Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 20, 2014: the proxy statement is available at https://www.proxyonline.com/docs/imsfunds.pdf.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

IMS STRATEGIC INCOME FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on this proxy, and date it. When signing in a representative capacity, please give title.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

This proxy is solicited on behalf of the Board of Trustees, and the proposal (set forth below) has been proposed by the Board of Trustees. THE BOARDS OF TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE " FOR " THE PLAN.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR	AGAINST	ABSTAIN
2. To approve the Agreement and Plan of Reorganization (a "Reorganization Agreement") by and among UST, on behalf of its series IMS Strategic Income Fund (an "Existing Fund"), 360 Funds, on behalf of its series IMS Strategic Income Fund (a "New Fund"), IMS, and Matrix 360 Administration, LLC. Under the Reorganization Agreement, the Existing Fund will transfer all of its assets to the New Fund in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the New Fund. Shares of the New Fund will be distributed pro rata by the Existing Fund to holders of its shares.	O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

IMS Capital Management, Inc.
Building Wealth Wisely®

PROXY CARD

IMS DIVIDEND GROWTH FUND

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

SHAREHOLDER NAME AND ADDRESS HERE

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy *control number* found below
3. **PHONE** dial toll-free **(888) 227-9349** to reach an automated touchtone voting line
4. **LIVE** with a live operator when you call toll-free **(866) 342-8290** Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON JUNE 20, 2014

The undersigned hereby revokes all previous proxies for his/her shares and appoints John Swhear and Stacey Havens or any of them, with the right of substitution, proxies of the undersigned at the Special Meeting of Shareholders of the above-mentioned fund to be to be held at 10:00 a.m. Eastern Time on June 20, 2014, at 2960 N. Meridian Street, Suite 300, Indianapolis, Indiana 46208, or at any postponements or adjournments thereof, with all the powers which the undersigned would possess if personally present, and instructs them to vote in their discretion upon any matters which may properly be acted upon at this Meeting and specifically as indicated on the reverse side of this proxy card. Please refer to the proxy statement for a discussion of these matters.

Do you have questions?

If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(866) 342-8290.** Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important notice regarding the availability of proxy materials for the shareholder meeting to be held on June 20, 2014: the proxy statement is available at https://www.proxyonline.com/docs/imsfunds.pdf.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

IMS DIVIDEND GROWTH FUND

PROXY CARD

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED.

Please sign exactly as your name(s) appear(s) on this proxy, and date it. When signing in a representative capacity, please give title.

____

SIGNATURE (AND TITLE IF APPLICABLE) DATE

RECEIPT OF THE NOTICE OF THE SPECIAL MEETING OF SHAREHOLDERS AND THE ACCOMPANYING PROXY STATEMENT, WHICH DESCRIBES THE MATTER TO BE CONSIDERED AND VOTED ON, IS HEREBY ACKNOWLEDGED.

BY SIGNING AND DATING THIS PROXY CARD, YOU AUTHORIZE THE PROXIES TO VOTE ON THE PROPOSAL DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT AS MARKED, OR IF NOT MARKED, TO VOTE "FOR" THE PROPOSAL, AND TO USE THEIR DISCRETION TO VOTE ON ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING. PLEASE COMPLETE AND MAIL THIS PROXY CARD AT ONCE IN THE ENCLOSED ENVELOPE.

This proxy is solicited on behalf of the Board of Trustees, and the proposal (set forth below) has been proposed by the Board of Trustees. THE BOARDS OF TRUSTEES UNANIMOUSLY RECOMMEND THAT YOU VOTE " FOR " THE PLAN.

TO VOTE, MARK ONE CIRCLE IN BLUE OR BLACK INK. Example: ●

PROPOSAL:	FOR	AGAINST	ABSTAIN
3. To approve the Agreement and Plan of Reorganization (a "Reorganization Agreement") by and among UST, on behalf of its series IMS Dividend Growth Fund (an "Existing Fund"), 360 Funds, on behalf of its series IMS Dividend Growth Fund (a "New Fund"), IMS, and Matrix 360 Administration, LLC. Under the Reorganization Agreement, the Existing Fund will transfer all of its assets to the New Fund in exchange for shares of the New Fund and the assumption by the New Fund of all of the liabilities of the New Fund. Shares of the New Fund will be distributed pro rata by the Existing Fund to holders of its shares.	O	O	O

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]